FIRST AMENDED ASSET PURCHASE AGREEMENT

THIS FIRST AMENDED ASSET PURCHASE AGREEMENT (the “Agreement”) is entered on December 7, 2009 (the “Effective Date”) between (i) Shrink Nanotechnologies, Inc. (f/k/a AudioStocks, Inc.), a Delaware corporation (the “Seller”), and (ii) DAO Information Systems, LLC, a Delaware limited liability company (the “Parent”) and its wholly owned subsidiary, DAO Information Systems, Inc., a Delaware corporation (the “Subsidiary” and collectively with the Parent, the “Buyer”); and (iii) Luis J. Leung, an individual. The Seller and the Buyer may hereinafter be referred to individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the parties wish to amend a previously executed Asset Purchase Agreement as indicated herein;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

AMENDMENT

Article I, Section 1.1(a)(iii) shall be amended as follows:

(iii)           all future Net Sales Proceeds1 from the eventual sale of all shares of stock, exclusive of any interest in the securities of American Scientific Resources, Inc. which shall exclusively remain owned by Seller, held by the Seller as set forth in Schedule B (collectively the “Seller Securities”); and

1           “Net Sales Proceeds” shall equal the gross proceeds received from the sale of the Seller Securities, less reasonable brokerage commissions and related fees, including reasonable legal and accounting fees.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the day and year first above written.

SELLER: Shrink Nanotechnologies, Inc. /s/ Mark L. Baum ____________________________ By: Mark L. Baum, Esq. Its: Chief Executive Officer	PARENT: DAO Information Systems, LLC /s/ Luis J. Leung ____________________________ By: Luis J. Leung Its: Managing Member
SUBSIDIARY: DAO Information Systems, Inc. /s/ Luis J. Leung ____________________________ By: Luis J. Leung Its: President
Luis J. Leung /s/ Luis J. Leung ____________________________ By: Luis J. Leung An individual